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                                  EXHIBIT 4.2

[LOGO OF HORIZON ORGANIC HOLDING CORPORATION]
COMMON STOCK
COMMON STOCK
NUMBER
HCOW
SHARES
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
SEE REVERSE FOR CERTAIN DEFINITIONS
AND A STATEMENT AS TO THE RIGHTS,
PREFERENCES, PRIVILEGES AND
RESTRICTIONS ON SHARES
CUSIP 44043T 10 3
THIS CERTIFIES THAT
is the record holder of
FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR
VALUE, OF
HORIZON ORGANIC HOLDING CORPORATION
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
[Don J. Gaidano]
Treasurer
[Seal]
[Barnet M. Feinblum]
President
COUNTERSIGNED AND REGISTERED:
NORWEST BANK MINNESOTA, N.A.
TRANSFER AGENT AND REGISTRAR
By
Authorized Signature


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A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with the right of survivorship and not as tenants in common
UNIF GIFT MIN ACT ___ Custodian____
(Cust) (Minor)
under Uniform Gifts to Minors
Act_______
(State)
UNIF TRF MIN ACT___Custodian (until age____)
(Cust)
_______under Uniform Transfers
(Minors)
to Minors Act_____________
(State)

Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED,_____hereby sell(s), assign(s), and transfer(s) unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
ASSIGNEE
Shares of capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______ Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed
By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND
CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.